Exhibit 99.1

ARROW BIDCO ANNOUNCES $340 MILLION SENIOR SECURED NOTES OFFERING

THE WOODLANDS, Texas (March 6, 2019) – Arrow BidCo, LLC, a Delaware limited liability company (the “Issuer”), today announced that it is launching an offering of $340 million in aggregate principal amount of senior secured notes due 2024 (the “Notes”). The proceeds of the offering will be used, together with funds from other sources to: (i) fund Target Logistics Management, LLC’s (“Target Lodging”) and RL Signor Holdings LLC’s (“Signor Lodging”) planned business combination (the “Business Combination”) with Platinum Eagle Acquisition Corp., a Nasdaq-listed special purpose acquisition company (Nasdaq: EAGL) (“Platinum Eagle”), (ii) prepay certain existing third-party and intercompany indebtedness, (iii) pay fees and expenses incurred in connection with the Business Combination and (iv) provide cash for the combined company’s balance sheet. After giving effect to the Business Combination, the Issuer will be the direct parent of Target Lodging and Signor Lodging and an indirect, wholly-owned subsidiary of Platinum Eagle (which will be renamed “Target Hospitality” in connection with the Business Combination).

The Notes are being offered in a private placement transaction to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in accordance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

About the Issuer

The Issuer is the direct parent of Signor Lodging and a direct subsidiary of Arrow Parent Corp. (“Arrow Parent”). In connection with the Business Combination, Arrow Parent will merge with and into Topaz Holdings LLC (“Topaz Holdings”), a wholly-owned subsidiary of Platinum Eagle and, as a result, Arrow Bidco will become a direct wholly-owned subsidiary of Topaz Holdings.

About Target Lodging

Founded in 1978, Target Lodging is the largest vertically integrated specialty rental and hospitality services company in the United States. The company is principally focused on building, owning and operating housing communities across several end markets, including oil and gas, energy infrastructure and government. Target Lodging provides cost-effective and customized specialty rental accommodations, culinary services, and hospitality solutions, including site design, construction, operations, security, housekeeping, catering, concierge services, and health and recreation facilities as part of its integrated housing and hospitality communities. Target Lodging was named by Inc. magazine in 2012 and 2013 as one of “America’s Fastest Growing Private Companies.” Target Lodging has been an Algeco company since 2013.

About Signor Lodging

Signor Lodging, founded in 1990, specializes in superior remote workforce housing serving oil and gas customers throughout the Permian and Eagle Ford Basins. Signor Lodging operates nine properties across West Texas, Southeast New Mexico and Oklahoma.

About Platinum Eagle

Platinum Eagle was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Platinum Eagle raised $325 million in its initial public offering and began trading on Nasdaq in January 2018. Its Class A ordinary shares, units and warrants trade under the ticker symbols EAGL, EAGLU and EAGLW, respectively.

Additional Information About the Business Combination

In connection with the business combination, Platinum Eagle has filed a registration statement on Form S-4 (the "Registration Statement") with the United States Securities and Exchange Commission (“SEC”), which includes a proxy statement/prospectus, that is both the proxy statement to be distributed to holders of Platinum Eagle's ordinary shares in connection with Extraordinary General Meeting, as well as the prospectus relating to the offer and sale of the securities to be issued in the business combination. The Registration Statement was declared effective on February 14, 2019, and Platinum Eagle mailed the definitive proxy statement/prospectus and other relevant documents to its shareholders of record as of January 17, 2019. Platinum Eagle's shareholders and other interested persons are advised to read the definitive proxy statement/prospectus, as it contains important information about Target Lodging, Signor Lodging, Platinum Eagle and the business combination. Shareholders may also obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC or incorporated by reference in the definitive proxy statement/prospectus, without charge, at the SEC's web site at www.sec.gov, or by directing a request to: Platinum Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280.

Participants in the Solicitation

Platinum Eagle and its directors and executive officers may be deemed participants in the solicitation of proxies from Platinum Eagle's shareholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Platinum Eagle is contained in the definitive proxy statement/prospectus for the business combination, which was filed with the SEC on February 19, 2019 and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Platinum Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280.

Each of Target Lodging and Signor Lodging and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Platinum Eagle in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are contained in the definitive proxy statement/prospectus for the business combination.

Forward-Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Platinum Eagle's, Target Lodging’s or Signor Lodging’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the business combination (including due to the failure to receive required shareholder approvals, or the failure of other closing conditions); the inability to recognize the anticipated benefits of the proposed business combination; the inability to meet Nasdaq listing standards; costs related to the business combination; Target Hospitality’s ability to manage growth; Target Hospitality’s ability to execute its business plan and meet its projections; Target Hospitality’s ability to identify, consummate and integrate acquisitions; rising costs adversely affecting Target Hospitality’s profitability; potential litigation involving Platinum Eagle, Target Lodging, Signor Lodging, or after the closing, Target Hospitality, and general economic and market conditions impacting demand for Target Lodging’s products and services, and in particular economic and market conditions in the oil industry in the markets in which Target Hospitality operates. None of Platinum Eagle, Target Lodging or Signor Lodging undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Disclaimer

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Investors

Narinder Sahai, 832-702-8009

IR@targetlodging.com

or

Rodny Nacier, 832-702-8009

IR@targetlodging.com

Media

Jason Chudoba, 646-277-1249

Jason.Chudoba@icrinc.com

or

Elyse Gentile, 646-677-1823

Elyse.Gentile@icrinc.com

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